UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 9, 2023 (July 19, 2023)

PSQ Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40457	86-2062844
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

222 Lakeview Avenue, Suite 800

West Palm Beach, Florida 33401

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (877) 776-2402

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	PSQH	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50 per share	PSQH WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 to Current Report on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of PSQ Holdings, Inc., a Delaware corporation (the “Company”), filed on July 25, 2023 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).

The Company is filing this Amendment No. 1 in order to include:

(a) the unaudited condensed consolidated financial statements of PSQ Holdings, Inc. (n/k/a PublicSq. Inc.), a Delaware corporation (“PSQ”), as of June 30, 2023 and for the three (3)- and six (6)-months ended June 30, 2023 and 2022 as Exhibit 99.1;

(b) Management’s Discussion and Analysis of Financial Condition and Results of Operations of PSQ for the three (3)- and six (6)-months ended June 30, 2023 and 2022 as Exhibit 99.2; and

(c) the unaudited pro forma condensed combined financial information of Colombier Acquisition Corp. (“Colombier”) and PSQ as of and for the six (6)-months ended June 30, 2023 and the year ended December 31, 2022 as Exhibit 99.3.

Additionally, the Company is filing this Amendment No. 1 in order to update the beneficial ownership table under Item 2.01 to the Original Report. This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original Report. Except to the extent that such information is inconsistent with the information contained in this Amendment No. 1, the information previously reported in or filed with the Original Report is hereby incorporated herein by reference. Capitalized terms used but not defined herein have the meanings assigned to them in the Original Report.

Item 2.01. Completion of Acquisition or Disposition of Assets.

Financial Information

The description of management’s discussion and analysis of financial condition and results of operations of PSQ for the three (3)- and six (6)-months ended June 30, 2023 and 2022 is set forth in Exhibit 99.2 to this Amendment No.1, and is incorporated herein by reference.

Quantitative and Qualitative Disclosures about Market Risk

The description of the Company’s quantitative and qualitative disclosures about market risk is contained in the information set forth in Exhibit 99.2 to this Amendment No.1, which is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of shares of our different classes of voting securities (i.e., Class A Common Stock and Class C Common Stock), as of July 19, 2023, following the consummation of the Business Combination, by:

●	each person known by the Company to be the beneficial owner of more than 5% of a class of voting securities on July 19, 2023;

●	each of the Company’s officers and directors; and

●	all executive officers and directors of the Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of shares of Company Common Stock immediately following completion of the Business Combination is based on the following: (i) an aggregate of 26,044,298 shares of Class A Common Stock issued and outstanding immediately following the completion of the Business Combination and (ii) an aggregate of 3,213,678 shares of Class C Common Stock issued and outstanding immediately following the completion of the Business Combination. Following the completion of the Business Combination, the Company also has 11,450,000 outstanding warrants of the Company, each whole warrant to become exercisable for one share of Class A Common Stock. The information below excludes shares of Class A Common Stock reserved for future awards under the Incentive Plan and the ESPP (each, as defined below) (including approximately 2,775,625 RSUs which are expected to be approved for grant by the Company’s board of directors (or an applicable committee thereof) shortly after the Closing to certain PSQ executive officers, employees and service providers designated by PSQ, which awards have not yet been approved as of the date hereof, and an additional number of RSUs which are expected to be granted by the Company to its non-employee directors in accordance with the Company’s non-executive director compensation policy adopted as of August 8, 2023).

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			Common Stock
Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(11)		% of Class A Common Stock		% of Class C Common Stock	Voting Percentage
Directors and Executive Officers(1)
Michael Seifert	3,213,678		11.0	%(17)	100%	52.62	%(18)
Omeed Malik(2)(3)	2,470,111	(12)	9.07%		—	4.40%
Davis Pilot III(4)	2,181,312		8.40%		—	3.97%
Sebastian Harris(5)	2,142,452		8.23%		—	3.90%
Nick Ayers(6)	1,215,999	(13)	4.67%		—	2.21%
Bradley Searle	194,769		*		—	*
Blake Masters(7)	36,384		*		—	*
Brian Elkins	—		—		—	—
Mike Hebert	—		—		—	—
Kelly Loeffler	—		—		—	—
Stephen Moran	—		—		—	—
James Rinn	—		—		—	—
Andrew Weisbecker	—		—		—	—
All executive officers and directors as a group (13 individuals)	11,454,705		41.46%		100%	67.14%

5% or More Stockholders:
SuRo Capital Corp.(8)	4,676,032	(14)	16.27%		—	8.11%
Richard L. Jackson(9)	1,923,197	(15)	7.40%		—	3.46%
Davis Pilot, Jr.(10)	1,431,285	(16)	5.50%		—	2.60%

*	Less than 1%.

(1)	Unless otherwise indicated, the business address of each of the following entities or individuals is: 222 Lakeview Avenue, Suite 800, West Palm Beach, Florida 33401.

(2)	The business address for each of Mr. Malik, Malik Advisors LLC and Knights Court LLC is: 214 Brazilian Avenue, Suite 200-J, Palm Beach, FL.

(3)	Mr. Malik exercises voting and investment control over the Company shares that are held by Malik Advisors LLC and Knights Court LLC.

(4)	Based solely on a Schedule 13 D filed by Davis Pilot III and Davis Pilot, Jr. on July 31, 2023. Fountain Ripple, LLC (“FR I”), Fountain Ripple II, LLC (“FR II”) and Fountain Ripple III, LLC (“FR III”) are the record holders of the shares set forth next to Davis Pilot III. Mr. Pilot is the manager of each of FR I, FR II and FR III. The business address of each of FR I, FR II and FR III is 1055 Hillcrest Road, Mobile, AL 36695.

(5)	Based solely on a Schedule 13D filed by Mr. Harris on July 31, 2023.

(6)	The business address for Mr. Ayers is: 3290 Northside Parkway, Suite 675, Atlanta, GA 30327.

(7)	Represents 31,086 shares of Class A Common Stock held by Mr. Masters and 5,298 shares of Class A Common Stock held by the Directed Trust Company FBO Blake Masters Roth IRA.

(8)	The business address for SuRo Capital Corp. is: One Sansome Street, Suite 730, San Francisco, CA 94104.

(9)	The business address for Mr. Jackson is: 2655 Northwinds Parkway, Alpharetta, GA 30009.

(10)	FR I, FR II and FR III are the record holders of the shares set forth next to Davis Pilot, Jr. The business address of each of FR I, FR II and FR III is 1055 Hillcrest Road, Mobile, AL 36695.

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(11)	The table does not reflect Earnout Equity Awards and/or restricted stock units (the “RSUs”) that may be granted to each of PSQ’s executive officers and directors following the Business Combination and Earnout Equity Awards that holders of PSQ Common Stock immediately prior to the Closing are eligible to receive following the Business Combination. Michael Seifert is eligible to receive one or more Earnout Equity Awards with respect to up to approximately 437,196 shares of Class A Common Stock in the aggregate and 12,500 RSUs, Sebastian Harris is eligible to receive one or more Earnout Equity Awards with respect to up to approximately 357,465 shares of Class A Common Stock in the aggregate and 100,000 RSUs, Bradley Searle is eligible to receive one or more Earnout Equity Awards with respect to up to approximately 330,315 shares of Class A Common Stock in the aggregate and 800,000 RSUs. Steve Moran is eligible to receive one or more Earnout Equity Awards with respect to up to approximately 275,400 shares of Class A Common Stock in the aggregate and 50,000 RSUs, Michael Herbert is eligible to receive one or more Earnout Equity Awards with respect to up to approximately 54,000 shares of Class A Common Stock in the aggregate and 12,500 RSUs, Brian Elkins is eligible to receive one or more Earnout Equity Awards with respect to up to approximately 178,953 shares of Class A Common Stock in the aggregate and 75,000 RSUs, Andrew Weisbecker is eligible to receive one or more Earnout Equity Awards with respect to up to approximately 275,400 shares of Class A Common Stock in the aggregate and 75,000 RSUs, Nick Ayers is eligible to receive one or more Earnout Equity Awards with respect to up to approximately 178,953 shares of Class A Common Stock in the aggregate. Blake Masters is eligible to receive one or more Earnout Equity Awards with respect to up to approximately 510 shares of Class A Common Stock. As record holders of FR I, FR II and FR III, Mr. Pilot, Jr. and Mr. Pilot III are eligible to receive, in the aggregate, one or more Earnout Equity Awards with respect to up to approximately 30,408 shares of Class A Common Stock. The actual amount, timing and form of the Earnout Equity Awards are not determinable at this time. The RSUs are expected to be approved by the Company Board (or applicable committee thereof) shortly after the Closing.

(12)	Represents 1,270,111 shares of Class A Common Stock and 1,200,000 warrants of the Company, each whole warrant to become exercisable for one share of Class A Common Stock.

(13)	Represents 214,246 shares of Class A Common Stock held by Mr. Ayers, 651,423 shares of Class A Common Stock held by Mrs. Jamie Ayers and 350,330 shares of Class A Common Stock held by the J. Nicholas Ayers Irrevocable Trust dated October 2021. Mr. Ayers disclaims beneficial ownership of the shares of Class A Common Stock held by Mrs. Jamie Ayers and the J. Nicholas Ayers Irrevocable Trust dated October 2021.

(14)	Represents 1,976,032 shares of Class A Common Stock and 2,700,000 warrants of the Company, each whole warrant to become exercisable for one share of Class A Common Stock.

(15)

Based solely on a Schedule 13G filed by Jackson Investment Group, LLC on July 31, 2023. Represents 1,367,294 shares of Class A Common Stock directly owned by Jackson Investment Group, LLC (which is controlled by Mr. Jackson) and 555,903 warrants of the Company, each whole warrant to become exercisable for one share of Class A Common Stock.

(16)

Based solely on a Schedule 13D filed by Mr. Pilot III and Mr. Pilot, Jr. on July 31, 2023. Mr. Pilot, Jr. is an equity holder of FR I (50%), FR II (79%) and FR III (37.93%) and may be deemed to beneficially own (i) 143,243 shares of Class A Common Stock directly held by FR I, (ii) 1,090,469 shares of Class A Common Stock directly held by FR II and (iii) 197,571 shares of Class A Common Stock directly held by FR III.

(17)

Based solely on a Schedule 13D filed by Mr. Seifert on July 31, 2023. Based on 29,257,976 shares of Class A Common Stock outstanding as of July 19, 2023 and assuming all 3,213,678 shares of Class C Common Stock held by Mr. Seifert have been converted to Class A Common Stock.

(18)

As a result of his ownership of 100% of the outstanding Class C Common Stock, Mr. Seifert as of July 19, 2023, and until such time that Mr. Seifert’s shares of Class C Common Stock are converted to Class A as described in the Original Report, Mr. Seifert will hold approximately 52.62% of the voting power of the Company, and control the result of most matters to be voted upon by the Company’s stockholders. Each share of Class C Common Stock held by Mr. Seifert may be converted by Mr. Seifert at any time into one (1) share of Class A Common Stock.

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Financial Statements, Supplementary Data and Exhibits

Reference is made to the information set forth in sections (a) and (b) of Item 9.01 of this Amendment No. 1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

The unaudited condensed consolidated financial statements of PSQ as of June 30, 2023 and for the three (3)- and six (6)-months ended June 30, 2023 and 2022 and the related notes, are attached as Exhibit 99.1 hereto and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is Management’s Discussion and Analysis of Financial Condition and Results of Operations of PSQ for the three (3)- and six (6)-months ended June 30, 2023 and 2022.

(b)	Pro forma financial information.

The unaudited pro forma condensed combined financial information of Colombier and PSQ as of June 30, 2023 and for the six (6)-months ended June 30, 2023 and the year ended December 31, 2022 is filed as Exhibit 99.3 and is incorporated herein by reference.

(d) Exhibits.

Exhibit Number	Description
99.1	Unaudited condensed consolidated financial statements of PSQ as of June 30, 2023 and for the three (3)- and six (6)-months ended June 30, 2023 and 2022 and the related notes.
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of PSQ for the three (3)- and six (6)-months ended June 30, 2023 and 2022.
99.3	Unaudited pro forma condensed combined financial information of Colombier and PSQ as of and for the six (6)-months ended June 30, 2023 and the year ended December 31, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSQ Holdings, Inc.

Date: August 9, 2023	By:	/s/ Michael Seifert
	Name:	Michael Seifert
	Title:	President and Chief Executive Officer

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